UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21698
The Gabelli Global Gold, Natural Resources & Income Trust

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The Report to Shareholders is attached herewith.
The Gabelli Global Gold, Natural Resources & Income Trust
Annual Report — December 31, 2010

Caesar Bryan	Barbara G. Marcin, CFA	Vincent Roche
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010.
Investment Performance
     For the year ended December 31, 2010, The Gabelli Global Gold, Natural Resources & Income Trust’s (the “Fund”), net asset value (“NAV”) total return was 27.3% and the total return for the Fund’s publicly traded shares was 30.8%, compared with gains of 5.9% and 34.7% for the Chicago Board Options Exchange Index (“CBOE”) S&P 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively.
     On December 31, 2010, the Fund’s NAV per share was $18.25, while the price of the Fund’s publicly traded shares closed at $19.27 on the NYSE Amex.
     In line with its primary investment objective — to provide a high level of current income, the Fund employed a derivatives strategy utilizing call options. The Fund earned short-term gains on premiums received from writing call options, primarily on the equity securities held in its portfolio. For 2010, this option strategy enabled the Fund to outperform the CBOE S&P 500 Buy/Write Index benchmark.

Sincerely yours,

Bruce N. Alpert
President

February 25, 2011
Comparative Results
Average Annual Returns through December 31, 2010 (a) (Unaudited)

					Since
					Inception
	Quarter	1 Year	3 Year	5 Year	(03/31/05)
Gabelli Global Gold, Natural Resources & Income Trust
NAV Total Return (b)	10.50%	27.25%	(5.19)%	5.80%	8.70%
Investment Total Return (c)	13.10	30.77	(3.48)	6.90	8.59
CBOE S&P 500 Buy/Write Index	5.71	5.86	(1.66)	2.81	3.11
Philadelphia Gold & Silver Index	15.04	34.67	9.34	12.09	16.59
Amex Energy Select Sector Index	22.24	22.01	(3.05)	8.11	10.21
Barclays Capital Government/Corporate Bond Index	(2.11)	6.61	5.58	5.53	5.33

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE Amex and reinvestment of distributions.Since inception return is based on an initial offering price of $20.00.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2010:

Long Positions
Metals and Mining	54.0%
Energy and Energy Services	35.7%
Exchange Traded Funds	0.2%
U.S. Government Obligations	10.1%

100.0%

Short Positions
Call Options Written	(4.9)%
Put Options Written	(0.1)%

(5.0)%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS
December 31, 2010

				Market
Shares			Cost	Value
		COMMON STOCKS — 86.7%
		Energy and Energy Services — 34.9%
140,000		Anadarko Petroleum Corp.	$9,277,800	$10,662,400
72,000		Apache Corp.	7,227,143	8,584,560
286,325		Baker Hughes Inc. (a)	14,812,750	16,369,200
325,000		BG Group plc	5,393,127	6,566,883
300,900		BP plc, ADR (a)	15,743,782	13,290,753
55,500		Chesapeake Energy Corp. (a)	2,643,829	1,438,005
65,200		Chevron Corp. (a)	4,779,945	5,949,500
307,692		Comanche Energy Inc.† (b)(c)(d)	1,849,998	0
170,000		ConocoPhillips (a)	9,989,803	11,577,000
470,000		Denbury Resources Inc.†	9,028,700	8,972,300
238,000		Devon Energy Corp. (a)	14,716,342	18,685,380
640,000		El Paso Corp.	6,617,358	8,806,400
100,000		EOG Resources Inc.	8,989,600	9,141,000
153,980		Exxon Mobil Corp. (a)	9,620,707	11,259,018
65,000		Galp Energia SGPS SA, Cl. B	1,545,027	1,245,573
605,000		Halliburton Co. (a)	18,772,628	24,702,150
245,000		Imperial Oil Ltd.	9,999,558	9,999,095
270,000		Marathon Oil Corp. (a)	8,916,238	9,998,100
265,000		Murphy Oil Corp. (a)	15,627,090	19,755,750
320,000		Nabors Industries Ltd.† (a)	7,491,816	7,507,200
100,000		National Oilwell Varco Inc.	6,541,608	6,725,000
410,000		Nexen Inc.	8,775,052	9,389,000
424,100		Noble Corp. (a)	14,155,988	15,170,057
150,000		Occidental Petroleum Corp.	14,155,200	14,715,000
250,000		Petrohawk Energy Corp.†	4,519,175	4,562,500
412,000		Petroleo Brasileiro SA, ADR (a)	16,401,236	15,590,080
330,000		Rowan Companies Inc.† (a)	10,086,657	11,520,300
168,000		Royal Dutch Shell plc, Cl. A	5,222,330	5,601,308
100,000		Sasol Ltd., ADR (a)	4,387,742	5,205,000
60,000		Schlumberger Ltd.	4,553,394	5,010,000
138,400		Statoil ASA, ADR (a)	3,798,461	3,289,768
634,600		Suncor Energy Inc. (a)	21,574,358	24,298,834
419,000		Tesoro Corp.† (a)	6,120,992	7,768,260
450,000		The Williams Companies Inc. (a)	10,783,420	11,124,000
265,000		Total SA, ADR	13,643,387	14,172,200
208,200		Transocean Ltd.† (a)	15,592,488	14,471,982
380,000		Tullow Oil plc	7,244,745	7,470,843
1,000		Ultra Petroleum Corp.†	41,605	47,770
301,100		Valero Energy Corp. (a)	6,794,884	6,961,432
687,000		Weatherford International Ltd.† (a)	14,243,896	15,663,600

			371,679,859	403,267,201

		Exchange Traded Funds — 0.2%
73,000		United States Oil Fund LP†	3,017,601	2,847,000

		Metals and Mining — 51.6%
469,000		Agnico-Eagle Mines Ltd. (a)	33,706,437	35,972,300
393,000		Anglo American plc	18,728,599	20,437,342
633,500		AngloGold Ashanti Ltd., ADR (a)	25,567,149	31,187,205
0	(e)	Antofagasta plc	1	1
636,000		Barrick Gold Corp. (a)	26,382,771	33,822,480
117,000		BHP Billiton Ltd., ADR (a)	8,213,512	10,871,640
770,000		Centamin Egypt Ltd.†	1,332,962	2,152,871
180,000		Compania de Minas Buenaventura SA, ADR	$8,783,912	$8,812,800
700,000		Consolidated Thompson Iron Mines Ltd.†	3,608,248	9,919,541
83,000		Detour Gold Corp.†	1,325,850	2,436,659
1,000,000		Duluth Metals Ltd.†	2,404,020	2,916,625
700,000		Eldorado Gold Corp.	10,065,568	13,024,238
900,000		Equinox Minerals Ltd.†	4,477,808	5,530,524
175,000		Franco-Nevada Corp.	4,784,483	5,853,867
168,731		Freeport-McMoRan Copper & Gold Inc. (a)	14,572,558	20,262,906
658,500		Fresnillo plc	8,279,435	17,124,691
410,000		Gem Diamonds Ltd.†	1,370,512	1,612,449
2,191,500		Gold Fields Ltd., ADR (a)	32,267,410	39,731,895
550,000		Goldcorp Inc. (a)	23,038,526	25,289,000
1,105,500		Harmony Gold Mining Co. Ltd., ADR (a)	12,140,792	13,862,970
1,779,700		Hochschild Mining plc	10,118,158	17,758,148
308,000		HudBay Minerals Inc.	3,302,084	5,566,489
195,000		Hummingbird Resources plc†	510,798	506,197
285,000		IAMGOLD Corp.	4,188,117	5,073,000
412,000		Impala Platinum Holdings Ltd.	9,868,055	14,569,946
293,240		Ivanhoe Mines Ltd.† (a)	3,461,471	6,721,061
255,000		Keegan Resources Inc.†	1,405,590	2,256,864
200,000		Kingsgate Consolidated Ltd.	2,078,652	2,225,608
1,833,800		Kinross Gold Corp., New York (a)	31,915,346	34,768,848
3,592		Kinross Gold Corp., Toronto	68,647	68,314
450,000		Lundin Mining Corp., OTC†	2,847,046	3,285,729
250,600		Lundin Mining Corp., Toronto† (a)	2,134,634	1,834,392
221,000		MAG Silver Corp.†	1,434,528	2,753,887
684,725		Newcrest Mining Ltd.	17,476,881	28,321,562
539,500		Newmont Mining Corp. (a)	30,244,577	33,141,485
150,000		Northern Dynasty Minerals Ltd.†	1,372,940	2,143,500
165,000		Osisko Mining Corp.†	1,343,879	2,409,534
492,616		OZ Minerals Ltd.	517,615	866,616
12,537,555		PanAust Ltd.†	4,275,272	11,412,814
61,300		Peabody Energy Corp. (a)	3,058,958	3,921,974
420,000		Randgold Resources Ltd., ADR (a)	35,182,990	34,578,600
3,851,298		Red 5 Ltd.†	634,005	787,820
1,984,000		Red 5 Ltd., ASE†	327,978	405,846
293,600		Rio Tinto plc, ADR (a)	19,945,648	21,039,376
845,000		Romarco Minerals Inc.†	1,328,572	1,963,140
321,700		Royal Gold Inc.	14,687,553	17,574,471
621,250		Sandfire Resources NL†	3,129,444	5,153,201
500,000		SEMAFO Inc.†	3,145,726	5,405,813
100,015		Vale SA, ADR (a)	2,329,707	3,457,519
207,000		Witwatersrand Consolidated Gold Resources Ltd.†	1,645,433	1,728,587
372,305		Xstrata plc	5,630,322	8,738,775
1,200,000		Yamana Gold Inc. (a)	13,116,113	15,360,000

			473,777,292	596,621,120

		TOTAL COMMON STOCKS	848,474,752	1,002,735,321

See accompanying notes to financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	CONVERTIBLE PREFERRED STOCKS — 0.4%
	Metals and Mining — 0.4%
10,000	Vale Capital II, 6.750%, Cv. Pfd., Ser. VALE	$500,000	$965,100
35,000	Vale Capital II, 6.750%, Cv. Pfd., Ser. VALP	1,750,000	3,390,100

	TOTAL CONVERTIBLE PREFERRED STOCKS	2,250,000	4,355,200

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
293,240	Ivanhoe Mines Ltd., expire 01/26/11†	0	410,536

	WARRANTS — 0.1%
	Energy and Energy Services — 0.0%
34,091	Comanche Energy Inc., Cl. A, expire 06/18/13† (b)(c)(d)	93,750	0
36,197	Comanche Energy Inc., Cl. B, expire 06/18/13† (b)(c)(d)	93,750	0
82,965	Comanche Energy Inc., Cl. C, expire 06/18/13† (b)(c)(d)	187,501	0

		375,001	0

	Metals and Mining — 0.1%
62,500	Franco-Nevada Corp., expire 03/13/12†	400,744	339,435
87,500	Franco-Nevada Corp., expire 06/16/17†	0	642,412

		400,744	981,847

	TOTAL WARRANTS	775,745	981,847

Principal Amount
		CONVERTIBLE CORPORATE BONDS — 1.2%
		Energy and Energy Services — 0.3%
$1,500,000		Chesapeake Energy Corp., Cv., 2.250%, 12/15/38	681,351	1,175,625
2,000,000		Nabors Industries Inc., Cv., 0.940%, 05/15/11	1,927,668	1,997,500

			2,609,019	3,173,125

		Metals and Mining — 0.9%
2,800,000		Detour Gold Corp., Cv., 5.500%, 11/30/17 (b)(d)(f)	2,800,000	2,639,700
5,000,000		Newmont Mining Corp., Ser. B, Cv., 1.625%, 07/15/17	3,775,982	7,293,750
725,000	(g)	Wesdome Gold Mines Ltd., Deb. Cv., 7.000%, 05/31/12 (b)(d)(f)	687,458	780,197

			7,263,440	10,713,647

		TOTAL CONVERTIBLE CORPORATE BONDS	9,872,459	13,886,772

		CORPORATE BONDS — 1.5%
		Energy and Energy Services — 0.5%
4,471,462		Comanche Energy Inc., PIK, 15.500%, 06/13/13 (b)(c)(d)	4,361,248	43,047
2,500,000		Compagnie Generale de Geophysique-Veritas, 7.500%, 05/15/15	2,353,075	2,556,250
500,000		Tesoro Corp., 9.750%, 06/01/19	482,773	556,250
2,500,000		Weatherford International Ltd., 9.625%, 03/01/19	2,862,951	3,212,765

			10,060,047	6,368,312

		Metals and Mining — 1.0%
2,000,000		Freeport-McMoRan Copper & Gold Inc., 8.250%, 04/01/15	1,702,229	2,109,378
4,000,000		United States Steel Corp., 6.050%, 06/01/17	2,979,972	3,965,000
5,000,000		Xstrata Canada Corp., 7.250%, 07/15/12	4,917,659	5,369,970

			9,599,860	11,444,348

		TOTAL CORPORATE BONDS	19,659,907	17,812,660

		U.S. GOVERNMENT OBLIGATIONS — 10.1%
116,147,000		U.S. Treasury Bills, 0.105% to 0.200%††, 01/13/11 to 07/28/11 (a)	116,104,141	116,110,099

TOTAL INVESTMENTS — 100.0%			$997,137,004	1,156,292,435

CALL OPTIONS WRITTEN (Premiums received $34,741,307)				(56,251,774)

PUT OPTIONS WRITTEN (Premiums received $6,446,636)				(1,634,055)

Other Assets and Liabilities (Net)				20,839,293

PREFERRED STOCK (3,955,687 preferred shares outstanding)				(98,892,175)

NET ASSETS — COMMON STOCK (55,911,850 common shares outstanding)				$1,020,353,724

NET ASSET VALUE PER COMMON SHARE ($1,020,353,724 ÷ 55,911,850 shares outstanding)				$18.25

Number of		Expiration Date/	Market
Contracts		Exercise Price	Value
	OPTIONS CONTRACTS WRITTEN (h) — (5.0)%
	Call Options Written — (4.9)%
1,300	Agnico-Eagle Mines Ltd.	Jan. 11/85	$45,500
2,750	Agnico-Eagle Mines Ltd.	Feb. 11/75	1,265,000
700	Anadarko Petroleum Corp.	Feb. 11/67.50	717,500
700	Anadarko Petroleum Corp.	Feb. 11/70	591,500
135	Anglo American plc(i)	Feb. 11/32	553,028
258	Anglo American plc(i)	Jun. 11/32	1,594,901
700	AngloGold Ashanti Ltd., ADR	Jan. 11/47	196,000
5,635	AngloGold Ashanti Ltd., ADR	Jan. 11/50	577,588
220	Apache Corp.	Jan. 11/100	446,600
500	Apache Corp.	Jan. 11/110	483,750
800	Baker Hughes Inc.	Jan. 11/49	662,000
2,063	Baker Hughes Inc.	Jan. 11/50	1,547,250
750	Barrick Gold Corp.	Jan. 11/45	618,750
4,250	Barrick Gold Corp.	Jan. 11/49	1,827,500
500	Barrick Gold Corp.	Apr. 11/49	300,000
325	BG Group plc(i)	Jun. 11/14	282,487
See accompanying notes to financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

Number of		Expiration Date/	Market
Contracts		Exercise Price	Value
	OPTION CONTRACTS WRITTEN (Continued)
	Call Options Written (Continued)
520	BHP Billiton Ltd., ADR	Feb. 11/100	$61,360
1,350	BP plc, ADR	Jan. 11/43	238,950
2	Chevron Corp.	Jan. 11/70	4,285
650	Chevron Corp.	Jan. 11/85	438,750
800	Compania de Minas Buenaventura SA, ADR	Mar. 11/46	392,000
1,000	Compania de Minas Buenaventura SA, ADR	Mar. 11/47	425,000
300	ConocoPhillips	Jan. 11/60	253,500
1,400	ConocoPhillips	Feb. 11/62.50	889,000
7,000	Consolidated Thompson Iron Mines Ltd.(j)	Jan. 11/11	2,235,241
4,700	Denbury Resources Inc.	Mar. 11/20	364,250
200	Devon Energy Corp.	Jan. 11/70	176,000
2,000	Devon Energy Corp.	Jan. 11/72.50	1,172,000
500	Devon Energy Corp.	Jan. 11/75	215,000
4,000	El Paso Corp.	Jan. 11/12.50	520,000
2,400	El Paso Corp.	Jan. 11/14	52,800
2,500	Eldorado Gold Corp.(j)	Feb. 11/19	187,318
4,500	Eldorado Gold Corp.(j)	Feb. 11/20	201,398
1,000	EOG Resources Inc.	Jul. 11/100	470,000
9,000	Equinox Minerals Ltd.(j)	Jan. 11/6	271,548
620	Exxon Mobil Corp.	Jan. 11/65	520,800
910	Exxon Mobil Corp.	Jan. 11/67.50	535,080
1,750	Franco-Nevada Corp.(j)	Jan. 11/36	11,440
500	Freeport-McMoRan Copper & Gold Inc.	Jan. 11/104	827,500
500	Freeport-McMoRan Copper & Gold Inc.	Jan. 11/109	598,750
600	Freeport-McMoRan Copper & Gold Inc.	Jan. 11/114	471,000
6,915	Gold Fields Ltd., ADR	Jan. 11/14	2,835,150
5,000	Gold Fields Ltd., ADR	Jan. 11/16	1,125,000
5,000	Gold Fields Ltd., ADR	Jan. 11/17.50	430,000
5,000	Gold Fields Ltd., ADR	Apr. 11/20	317,500
700	Goldcorp Inc.	Jan. 11/46	75,600
1,000	Goldcorp Inc.	Jan. 11/47	68,000
2,900	Goldcorp Inc.	Jan. 11/48	110,200
2,000	Halliburton Co.	Jan. 11/40	332,000
710	Halliburton Co.	Feb. 11/43	85,065
1,150	Halliburton Co.	Feb. 11/44	100,625
1,300	Halliburton Co.	Apr. 11/39	533,000
1,000	Harmony Gold Mining Co. Ltd., ADR	Jan. 11/10	250,000
5,000	Harmony Gold Mining Co. Ltd., ADR	Jan. 11/11	775,000
1,455	Harmony Gold Mining Co. Ltd., ADR	Feb. 11/13	72,750
3,080	HudBay Minerals Inc.(j)	Mar. 11/15	998,994
2,850	IAMGOLD Corp.	Jan. 11/20	21,375
2,450	Imperial Oil Ltd.(j)	Feb. 11/42	137,987
1,931	Ivanhoe Mines Ltd.	Mar. 11/22	482,750
1,000	Ivanhoe Mines Ltd.	Mar. 11/23	195,000
8,880	Kinross Gold Corp.	Jan. 11/20	213,120
9,494	Kinross Gold Corp.	Feb. 11/20	579,134
1,500	Lundin Mining Corp.(j)	Jan. 11/7	71,658
4,500	Lundin Mining Corp.(j)	Jul. 11/7	543,096
450	Marathon Oil Corp.	Jan. 11/34	148,050
450	Marathon Oil Corp.	Jan. 11/35	98,550
900	Marathon Oil Corp.	Jan. 11/36	131,400
900	Marathon Oil Corp.	Jan. 11/37	75,600
1,300	Murphy Oil Corp.	Jan. 11/65	1,267,500
1,350	Murphy Oil Corp.	Apr. 11/70	951,750
3,200	Nabors Industries Ltd.	Mar. 11/23	571,200
800	National Oilwell Varco Inc.	May 11/65	560,000
200	National Oilwell Varco Inc.	May 11/70	90,400
250	Newcrest Mining Ltd.(k)	Jun. 11/45	391,732
1,700	Newmont Mining Corp.	Jan. 11/62.50	187,000
420	Newmont Mining Corp.	Jan. 11/65	18,900
1,075	Newmont Mining Corp.	Jan. 11/67.50	23,650
900	Newmont Mining Corp.	Jan. 11/70	9,000
3,000	Nexen Inc.	Mar. 11/22.50	525,000
750	Noble Corp.	Mar. 11/36	138,750
600	Noble Corp.	Mar. 11/38	63,000
900	Occidental Petroleum Corp.	Feb. 11/90	855,000
300	Occidental Petroleum Corp.	May 11/95	251,250
300	Occidental Petroleum Corp.	May 11/100	168,000
313	Peabody Energy Corp.	Jun. 11/55	366,523
300	Peabody Energy Corp.	Jun. 11/60	256,500
2,500	Petrohawk Energy Corp.	Mar. 11/22.50	72,500
4,455	Petroleo Brasileiro SA, ADR	Jan. 11/38	409,860
800	Randgold Resources Ltd., ADR	Jan. 11/100	8,000
1,000	Randgold Resources Ltd., ADR	Mar. 11/100	84,000
1,164	Rio Tinto plc, ADR	Jan. 11/60	1,373,520
836	Rio Tinto plc, ADR	Jan. 11/67.50	413,820
936	Rio Tinto plc, ADR	Jan. 11/77.50	32,760
2,000	Rowan Companies Inc.	Jan. 11/27.50	1,490,000
700	Rowan Companies Inc.	Jan. 11/31	283,500
600	Rowan Companies Inc.	Apr. 11/34	186,000
168	Royal Dutch Shell plc, Cl. A(i)	Jun. 11/22	185,968
600	Royal Gold Inc.	Jan. 11/50	285,000
2,117	Royal Gold Inc.	Jan. 11/55	264,625
500	Royal Gold Inc.	Apr. 11/55	167,500
1,000	Sasol Ltd., ADR	Mar. 11/50	380,000
600	Schlumberger Ltd.	May 11/80	492,000
2,000	Suncor Energy Inc.	Jan. 11/35	690,000
2,765	Suncor Energy Inc.	Jan. 11/36	746,550
1,300	Suncor Energy Inc.	Mar. 11/36	464,100
571	Tesoro Corp.	Jan. 11/16	155,312
1,290	Tesoro Corp.	Jan. 11/17.50	176,730
1,000	Tesoro Corp.	Feb. 11/15	367,500
900	Tesoro Corp.	Feb. 11/16	251,100
429	Tesoro Corp.	Feb. 11/17	85,800
1,150	The Williams Companies Inc.	Feb. 11/26	74,750
1,150	The Williams Companies Inc.	Feb. 11/27	49,450
2,200	The Williams Companies Inc.	May 11/26	310,200
200	Total SA, ADR	May 11/55	46,000
800	Total SA, ADR	May 11/60	51,200
350	Transocean Ltd.	Jan. 11/70	57,750
800	Transocean Ltd.	Aug. 11/75	414,000
250	Tullow Oil plc(i)	Mar. 11/14	114,983
1,000	Vale SA, ADR	Jan. 11/33	194,000
3,011	Valero Energy Corp.	Jun. 11/21	993,630
2,955	Weatherford International Ltd.	Feb. 11/20	930,825
3,915	Weatherford International Ltd.	Feb. 11/21	959,175
150	Xstrata plc(i)	Mar. 11/13	599,859
150	Xstrata plc(i)	Mar. 11/14	429,724
4,000	Yamana Gold Inc.	Jan. 11/11	752,000
8,000	Yamana Gold Inc.	Jan. 11/12.50	464,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $34,741,307)		56,251,774

See accompanying notes to financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

Number of		Expiration Date/	Market
Contracts		Exercise Price	Value
	OPTION CONTRACTS WRITTEN (Continued)
	Put Options Written — (0.1)%
1,000	Agnico-Eagle Mines Ltd.	May 11/70	$377,500
900	AngloGold Ashanti Ltd., ADR	Apr. 11/42	94,500
280	Antofagasta plc(i)	Mar. 11/12	48,566
125	Apache Corp.	Jan. 11/80	125
600	Baker Hughes Inc.	Apr. 11/40	22,500
1,000	Barrick Gold Corp.	Apr. 11/42	44,500
250	BP plc, ADR	Jan. 11/35	500
450	Chesapeake Energy Corp.	Jan. 11/17.50	900
400	Chevron Corp.	Jan. 11/65	1,600
300	Devon Energy Corp.	Jan. 11/65	1,050
220	Diamond Offshore Drilling Inc.	Jan. 11/66.50	35,200
500	Eldorado Gold Corp.(j)	May 11/15	22,126
230	Exxon Mobil Corp.	Jan. 11/65	1,380
500	Freeport-McMoRan Copper & Gold Inc.	Jan. 11/59	500
500	Freeport-McMoRan Copper & Gold Inc.	Jan. 11/64	1,500
700	Goldcorp Inc.	Apr. 11/39	53,550
1,000	Halliburton Co.	Jan. 11/25	2,000
850	Halliburton Co.	Apr. 11/30	33,150
1,750	Harmony Gold Mining Co. Ltd., ADR	Jan. 11/9	17,500
500	IAMGOLD Corp.(j)	May 11/15	33,440
1,000	Ivanhoe Mines Ltd.	Mar. 11/17	22,500
665	Kinross Gold Corp.	Jan. 11/15	1,995
1,500	Kinross Gold Corp.	May 11/15	60,000
350	Oil Service HOLDRS (SM) Trust	Jan. 11/99.10	2,450
330	Oil Service HOLDRS (SM) Trust	Jan. 12/104.10	191,400
500	Petrohawk Energy Corp.	Jan. 11/16	3,500
800	Petroleo Brasileiro SA, ADR	Jan. 11/33	6,400
500	Randgold Resources Ltd., ADR	Mar. 11/90	517,500
400	Red Back Mining Inc.(j)	Jan. 11/21	4,023
500	Rio Tinto plc, ADR	Jan. 11/40	5,000
500	Rio Tinto plc, ADR	Jan. 11/50	5,000
300	Rowan Companies Inc.	Apr. 11/27	12,750
400	Royal Gold Inc.	Jan. 11/45	4,000
500	Transocean Ltd.	Jan. 11/50	1,750
400	Vale SA, ADR	Jan. 11/22.50	400
600	Weatherford International Ltd.	Jan. 11/12.50	600
1,350	Yamana Gold Inc.	Jan. 11/9	2,700

	TOTAL PUT OPTIONS WRITTEN (Premiums received $6,446,636)		1,634,055

	TOTAL OPTION CONTRACTS WRITTEN (Premiums received $41,187,943)		$(57,885,829)

(a)	Securities, or a portion thereof, with a value of $340,604,184 were pledged as collateral for options written.

(b)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $3,462,944 or 0.30% of total investments.

(c)	At December 31, 2010, the Fund held investments in restricted securities amounting to $43,047 or 0.00% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition
Shares/				12/31/10
Principal		Acquisition	Acquisition	Carrying Value
Amount	Issuer	Date	Cost	Per Unit
307,692	Comanche Energy Inc.	06/17/08	$1,849,998	—
34,091	Comanche Energy Inc., Cl. A, Warrants expire 06/18/13	06/17/08	93,750	—
36,197	Comanche Energy Inc., Cl. B, Warrants expire 06/18/13	06/17/08	93,750	—
82,965	Comanche Energy Inc., Cl. C, Warrants expire 06/18/13	06/17/08	187,501	—
$4,471,462	Comanche Energy Inc., PIK, 15.500%, 06/13/13	06/17/08	4,246,462	$0.9627

(d)	Illiquid security.

(e)	Amount represents less than 0.5 shares.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of Rule 144A securities amounted to $3,419,897 or 0.30% of total investments.

(g)	Principal amount denoted in Canadian dollars.

(h)	At December 31, 2010, the Fund has entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.

(i)	Exercise price denoted in British Pounds.

(j)	Exercise price denoted in Canadian dollars.

(k)	Exercise price denoted in Australian dollars.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

PIK	Payment-in-kind

	% of
	Market	Market
Geographic Diversification	Value	Value
Long Positions
North America	62.6%	$723,578,493
Europe	19.1	221,294,795
South Africa	9.2	106,285,604
Asia/Pacific	5.4	62,197,979
Latin America	3.7	42,935,564

Total Investments	100.0%	$1,156,292,435

Short Positions
North America	(3.3)%	$(38,719,273)
Europe	(0.8)	(9,151,617)
South Africa	(0.6)	(7,070,987)
Latin America	(0.2)	(1,998,860)
Africa/Middle East	(0.1)	(492,000)
Asia/Pacific	(0.0)	(453,092)

Total Investments	(5.0)%	$(57,885,829)

See accompanying notes to financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (cost $997,137,004)	$1,156,292,435
Foreign currency, at value (cost $20,312,012)	20,347,479
Deposit at brokers	6,776,298
Receivable for investments sold	10,350,654
Dividends and interest receivable	698,700
Deferred offering expense	128,975
Prepaid expense	25,838

Total Assets	1,194,620,379

Liabilities:
Call options written (premiums received $34,741,307)	56,251,774
Put options written (premiums received $6,446,636)	1,634,055
Payable to custodian	7,322,096
Payable for investments purchased	8,783,912
Distributions payable	90,995
Payable for investment advisory fees	932,345
Payable for payroll expenses	33,518
Payable for accounting fees	7,500
Other accrued expenses	318,285

Total Liabilities	75,374,480

Preferred Shares:
Series A Cumulative Preferred Shares (6.625%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,955,687 shares issued and outstanding)	98,892,175

Net Assets Attributable to Common Shareholders	$1,020,353,724

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$902,984,240
Accumulated distributions in excess of net investment income	(11,301,561)
Accumulated net realized loss on investments, securities sold short, written options, and foreign currency transactions	(13,842,409)
Net unrealized appreciation on investments	159,155,431
Net unrealized depreciation on written options	(16,697,886)
Net unrealized appreciation on foreign currency translations	55,909

Net Assets	$1,020,353,724

Net Asset Value per Common Share:
($1,020,353,724 ÷ 55,911,850 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$18.25

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $306,592)	$9,084,250
Interest	3,393,394

Total Investment Income	12,477,644

Expenses:
Investment advisory fees	8,147,057
Shareholder communications expenses	383,296
Legal and audit fees	240,685
Offering expense for issuance of common shares	216,336
Payroll expenses	142,481
Trustees’ fees	105,322
Custodian fees	92,976
Accounting fees	45,000
Shareholder services fees	23,958
Interest expense	3,606
Miscellaneous expenses	118,351

Total Expenses	9,519,068

Net Investment Income	2,958,576

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized gain on investments	38,861,393
Net realized loss on securities sold short	(14,534)
Net realized gain on written options	22,614,885
Net realized loss on foreign currency transactions	(154,044)

Net realized gain on investments, securities sold short, written options, and foreign currency transactions	61,307,700

Net change in unrealized appreciation/depreciation:
on investments	151,960,129
on written options	(21,880,218)
on foreign currency translations	58,367

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	130,138,278

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency	191,445,978

Net Increase in Net Assets Resulting from Operations	194,404,554

Total Distributions to Preferred Shareholders	(6,569,806)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$187,834,748

See accompanying notes to financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment income	$2,958,576	$4,477,578
Net realized gain on investments, securities sold short, written options, and foreign currency transactions	61,307,700	34,962,624
Net change in unrealized appreciation on investments, swap contracts, written options, and foreign currency translations	130,138,278	121,828,743

Net Increase in Net Assets Resulting from Operations	194,404,554	161,268,945

Distributions to Preferred Shareholders:
Net investment income	(1,205,775)	(2,417,976)
Net realized short-term gain	(4,284,486)	(2,540,474)
Net realized long-term gain	(1,079,545)	(1,556,710)

Total Distributions to Preferred Shareholders	(6,569,806)	(6,515,160)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	187,834,748	154,753,785

Distributions to Common Shareholders:
Net investment income	(13,539,912)	(5,972,068)
Net realized short-term gain	(48,111,445)	(6,274,624)
Net realized long-term gain	(12,122,449)	(3,844,859)
Return of capital	—	(22,238,654)

Total Distributions to Common Shareholders	(73,773,806)	(38,330,205)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	375,431,472	207,850,594
Net increase in net assets from common shares issued upon reinvestment of distributions	9,706,848	6,768,233
Net increase in net assets attributable to common shareholders from repurchase of preferred shares	—	2,734

Net Increase in Net Assets from Fund Share Transactions	385,138,320	214,621,561

Net Increase in Net Assets Attributable to Common Shareholders	499,199,262	331,045,141
Net Assets Attributable to Common Shareholders:
Beginning of period	521,154,462	190,109,321

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,020,353,724	$521,154,462

See accompanying notes to financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2010	2009	2008	2007	2006
Operating Performance:
Net asset value, beginning of period	$15.91	$10.39	$29.48	$24.10	$21.99

Net investment income/(loss)	0.17	0.12	0.10	(0.02)	0.08
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, written options, and foreign currency transactions	3.61	7.06	(17.18)	7.61	3.77

Total from investment operations	3.78	7.18	(17.08)	7.59	3.85

Distributions to Preferred Shareholders: (a)
Net investment income	(0.03)	(0.11)	(0.08)	(0.01)	—
Net realized gain	(0.12)	(0.18)	(0.28)	(0.07)	—

Total distributions to preferred shareholders	(0.15)	(0.29)	(0.36)	(0.08)	—

Distributions to Common Shareholders:
Net investment income	(0.31)	(0.26)	(0.13)	(0.15)	—
Net realized gain	(1.37)	(0.45)	(0.48)	(1.78)	(1.74)
Return of capital	—	(0.97)	(1.07)	—	—

Total distributions to common shareholders	(1.68)	(1.68)	(1.68)	(1.93)	(1.74)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.39	0.31	0.01	0.00 (d)	—
Increase in net asset value from repurchases of preferred shares	—	0.00 (d)	0.01	—	—
Offering costs for preferred shares charged to paid-in capital	—	—	0.01	(0.20)	—

Total fund share transactions	0.39	0.31	0.03	(0.20)	—

Net Asset Value, End of Period	$18.25	$15.91	$10.39	$29.48	$24.10

NAV total return †	27.25%	74.36%	(61.59)%	31.47%	18.29%

Market value, end of period	$19.27	$16.34	$13.10	$29.15	$24.60

Investment total return ††	30.77%	40.14%	(50.94)%	27.40%	21.86%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,119,246	$620,047	$289,046	$633,253	—
Net assets attributable to common shares, end of period (in 000’s)	$1,020,354	$521,155	$190,109	$533,253	$432,741
Ratio of net investment income/(loss) to average net assets attributable to common shares	0.41%	1.44%	0.39%	(0.09)%	0.42%
Ratio of operating expenses to average net assets attributable to common shares (b)	1.33%	1.78%	1.69%	1.45%	1.17%
Ratio of operating expenses to average net assets including liquidation value of preferred shares (b)	1.17%	1.35%	1.37%	1.39%	—
Portfolio turnover rate †††	51.5%	61.0%	41.5%	71.3%	114.8%
Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$98,892	$98,892	$98,937	$100,000	—
Total shares outstanding (in 000’s)	3,956	3,956	3,957	4,000	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value (c)	$26.01	$24.60	$24.10	$24.16	—
Asset coverage per share	$282.95	$156.75	$73.04	$158.31	—
Asset coverage	1,132%	627%	292%	633%	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 77.7%. The portfolio turnover rate for the year ended 2006 would have been as shown.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	The Fund incurred interest expense during the years ended December 31, 2008, 2007, and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 1.54%, 1.33%, and 1.16%, respectively, and for 2008 and 2007, the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.25% and 1.27%, respectively. For the years ended December 31, 2010 and 2009, the effect of interest expense was minimal.

(c)	Based on weekly prices.

(d)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.
     The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.
     The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$403,267,201	—	$0	$403,267,201
Other Industries (a)	599,468,120	—	—	599,468,120

Total Common Stocks	1,002,735,321	—	0	1,002,735,321

Convertible Preferred Stocks (a)	4,355,200	—	—	4,355,200

Rights (a)	410,536	—	—	410,536

Warrants:
Energy and Energy Services	—	—	0	0
Metals and Mining	339,435	$642,412	—	981,847

Total Warrants	339,435	642,412	0	981,847

Convertible Corporate Bonds	—	10,466,875	3,419,897	13,886,772
Corporate Bonds	—	17,769,613	43,047	17,812,660
U.S. Government Obligations	—	116,110,099	—	116,110,099

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,007,840,492	$144,988,999	$3,462,944	$1,156,292,435

INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(32,179,367)	$(24,072,407)	$—	$(56,251,774)
Put Options Written	(1,425,525)	(208,530)	—	(1,634,055)

TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(33,604,892)	$(24,280,937)	$—	$(57,885,829)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	at 12/31/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$0	$—	$—	$—	$—	$—	$—	$0	$—
Warrants:
Energy and Energy Services	0	—	—	—	—	—	—	0	—

Convertible Corporate Bonds	—	—	—	(85,450)	2,800,000	705,347	—	3,419,897	(85,450)
Corporate Bonds	768,131	44,975	—	(1,400,865)	630,806	—	—	43,047	(1,400,865)

TOTAL INVESTMENTS IN SECURITIES	$768,131	$44,975	$—	$(1,486,315)	$3,430,806	$705,347	$—	$3,462,944	$(1,486,315)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2010, the Fund held no investments in equity contract for difference swap agreements.
Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2010 are reflected within the Schedule of Investments.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
The Fund’s volume of activity in equity options contracts during the year ended December 31, 2010 had an average monthly premium amount of approximately $30,684,654. Please refer to Note 4 for option activity during the year ended December 31, 2010.
     As of December 31, 2010, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the year ended December 31, 2010, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized depreciation on written options.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2010, there were no short sales outstanding.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the year ended December 31, 2010.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to disallowed expenses related to shelf offering expense, the tax treatment of currency gains and losses, reclassifications of gains on investments in passive foreign investment companies, recharacterization of distributions, and mark-to-market adjustments on the sale of a security no longer deemed a passive foreign investment company. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated distributions in excess of net investment income by $3,769,777 and to increase accumulated net realized loss on investments, securities sold short, written options, and foreign currency transactions by $3,553,441 with an offsetting adjustment to paid-in capital.
     Distributions to shareholders of the Fund’s 6.625% Series A Cumulative Preferred Shares are accrued on a daily basis.
     The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$61,651,357	$5,490,261	$12,246,692	$4,958,450
Net long-term capital gains	12,122,449	1,079,545	3,844,859	1,556,710
Return of capital	—	—	22,238,654	—

Total distributions paid	$73,773,806	$6,569,806	$38,330,205	$6,515,160

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income (inclusive of short-term capital gains)	$1,197,182
Net unrealized appreciation on investments, written options, and foreign currency translations	118,977,958
Other temporary differences*	(2,805,656)

Total	$117,369,484

*	Other temporary differences are primarily due to adjustments on income from investments in hybrid securities, and outstanding straddle losses.
     At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and mark-to-market adjustments on the sale of a security no longer deemed a passive foreign investment company.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at December 31, 2010:

		Gross	Gross	Net Unrealized
	Cost/	Unrealized	Unrealized	Appreciation/
	Premiums	Appreciation	Depreciation	Depreciation
Investments	$1,020,672,500	$173,455,934	$(37,835,999)	$135,619,935
Written options	(41,187,943)	10,464,294	(27,162,180)	(16,697,886)

	$979,484,557	$183,920,228	$(64,998,179)	$118,922,049

     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2010, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2010, the Fund paid or accrued $142,481 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $650,026,130 and $380,546,948, respectively.
     Sales of U.S. Government obligations for the year ended December 31, 2010, other than short-term obligations, aggregated $7,999,229.
Written options activity for the Fund for the year ended December 31, 2010 was as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2009	164,312	$20,812,335
Stock splits on options	450	—
Options written	804,242	108,477,571
Options repurchased	(315,958)	(35,129,805)
Options expired	(331,023)	(40,436,045)
Options exercised	(73,600)	(12,536,113)

Options outstanding at December 31, 2010	248,423	$41,187,943

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2010, the Fund did not repurchase any shares of beneficial interest.
     The Fund filed a second $350,000,000 shelf offering with the SEC that was effective February 10, 2010, enabling the Fund to offer additional common and preferred shares. The first $350,000,000 shelf offering became effective September 24, 2007. This shelf offering also gave the Fund the ability to offer additional common and preferred shares.
     On October 16, 2007, the Fund completed the placement of $100 million of Cumulative Preferred Shares (“Preferred Shares”). The Fund received net proceeds of $96,450,000 (after underwriting discounts of $3,150,000 and offering expenses of $400,000) from the public offering of 4,000,000 shares of 6.625% Series A Cumulative Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the 6.625% Series A Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     Commencing October 16, 2012, and at any time thereafter, the Fund, at its option, may redeem the Preferred Shares in whole or in part at the redemption price. The Board has authorized the repurchase of the Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2010, the Fund did not repurchase any shares of 6.625% Series A Cumulative Preferred Shares. At December 31, 2010, 3,955,687 Preferred Shares were outstanding and accrued dividends amounted to $90,995.
     During the year ended December 31, 2009, the Fund repurchased and retired 1,788 of the Preferred Shares in the open market at a cost of $41,966 and an average discount of approximately 6.16% from its liquidation preference.
     During the year ended December 31, 2010, the Fund issued 22,553,236 shares of beneficial interest through various “at the market offerings”. The net proceeds received from these various offerings were $375,431,472 (net of sales manager commissions of $3,792,237). Offering expenses related to the offering totaled $216,336. The net proceeds received from the various offerings exceeded the NAV of the shares by $15,753,426.
     During the year ended December 31, 2009, the Fund issued 13,989,100 shares of beneficial interest through various “at the market offerings.” The net proceeds received from these various offerings were $207,429,594 (net of sales manager commissions of $3,797,829 and offering expenses of $421,000). The net proceeds received from the various offerings exceeded the NAV of the shares by $6,249,864.
     Gabelli & Company, Inc., an affiliate of the Adviser, acted as sales manager for all of the offerings and collected sales manager commissions of $3,792,043 in 2010 and $3,797,829 in 2009.
     As of December 31, 2010, after considering the issuance of the preferred and common shares, the Fund has approximately $9,127,868 available for issuance under the shelf offering.
Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offerings	22,553,236	$375,431,472	13,989,100	$207,850,594
Net increase from shares issued upon reinvestment of distributions	597,353	9,706,848	469,004	6,768,233

Total	23,150,589	$385,138,320	14,458,104	$214,618,827

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
8. Subsequent Events. The Fund filed a $750,000,000 shelf offering with the SEC that was effective February 4, 2011, enabling the Fund to offer additional common and preferred shares.
Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2010, through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The Gabelli Global Gold, Natural Resources & Income Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the “Trust”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 28, 2011

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Gold Natural Resources & Income Trust at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEE:

Salvatore M. Salibello[3] Trustee Age: 65	Since 2005**	3	Certified Public Accountant and Managing Partner of the public accounting firm Salibello & Broder LLP since 1978	Director of Kid Brands, Inc. (group of companies in infant and juvenile products) and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 75	Since 2005*	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 72	Since 2005**	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006

Mario d’Urso Trustee Age: 70	Since 2005***	5	Chairman of Mittel Capital Markets S.p.A., since 2001; Senator in the Italian Parliament (1996-2001)	—

Vincent D. Enright Trustee Age: 67	Since 2005***	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Frank J. Fahrenkopf, Jr. Trustee Age: 71	Since 2005*	6	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 61	Since 2005***	5	Partner in the law firm of Avansino, Melarkey, Knobel & Mulligan	Director of Southwest Gas Corporation (natural gas utility)

Anthonie C. van Ekris Trustee Age: 76	Since 2005**	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005

Salvatore J. Zizza Trustee Age: 65	Since 2005*	28	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology); and Trans-Lux Corporation (business services); Chairman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 59	Since 2005	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 44	Since 2005	Vice President of other closed-end funds within the Gabelli Funds complex; Vice President of Gabelli Funds, LLC since 1996

Molly A.F. Marion Vice President Age: 56	Since 2005	Vice President of The Gabelli Equity Trust since 2009, Assistant Vice President of GAMCO Investors, Inc. since 2006

Laurissa M. Martire Vice President and Ombudsman Age: 34	Since 2010	Vice President of other closed-end funds within the Gabelli Fund complex

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2005	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	— Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	— Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	— Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an “interested person” of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 14, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.
The Annual Meeting of The Gabelli Global Gold, Natural Resources & Income Trust’s shareholders will be held on Monday, May 16, 2011 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
INCOME TAX INFORMATION (Unaudited)
December 31, 2010
Cash Dividends and Distributions

		Total Amount	Ordinary	Long-Term		Dividend
Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
Date	Date	Per Share (a)	Income (a)	Gains (a)	Capital (b)	Price
Common Stock
01/22/10	01/14/10	$0.14000	$0.14000	—	—	$15.3200
02/19/10	02/11/10	0.14000	0.14000	—	—	15.2000
03/24/10	03/17/10	0.14000	0.14000	—	—	16.7200
04/23/10	04/16/10	0.14000	0.14000	—	—	17.0905
05/24/10	05/17/10	0.14000	0.14000	—	—	15.0670
06/23/10	06/16/10	0.14000	0.14000	—	—	15.5100
07/23/10	07/16/10	0.14000	0.14000	—	—	15.5300
08/24/10	08/17/10	0.14000	0.14000	—	—	15.2900
09/23/10	09/16/10	0.14000	0.14000	—	—	16.6500
10/22/10	10/15/10	0.14000	0.14000	—	—	17.0100
11/22/10	11/15/10	0.14000	0.02790	$0.11210	—	17.6200
12/17/10	12/14/10	0.14000	0.02790	0.11210	—	17.8900

		$1.68000	$1.45580	$0.22420	—

6.625% Series A Cumulative Preferred Shares
03/26/10	03/19/10	$0.41406	$0.41406	—
06/28/10	06/21/10	0.41406	0.41406	—
09/27/10	09/20/10	0.41406	0.41406	—
12/27/10	12/17/10	0.41406	0.14185	$0.27222

		$1.65625	$1.38403	$0.27222
     A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2010 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.
     The long-term gain distributions for the fiscal year ended December 31, 2010 were $13,201,994, or the maximum amount.
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     In 2010, the Fund paid to common and 6.625% Series A Cumulative Preferred shareholders ordinary income dividends of $1.45580 and $1.38403 per share, respectively. For 2010, 0.61% of the ordinary dividend qualified for the dividend received deduction available to corporations, 2.08% of the ordinary income distribution was deemed qualified dividend income, and 18.65% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2010 derived from U.S. Government securities was 0.04%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2010. The percentage of U.S. Government securities held as of December 31, 2010 was 10.05%.

		Historical Distribution Summary
		Short-Term	Long-Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income (c)	Gains (c)	Gains	Capital (b)	Distributions (a)	Basis
Common Stock
2010	$0.34100	$1.11480	$0.22420	—	$1.68000	—
2009	0.25914	0.28117	0.12228	$1.01741	1.68000	$1.01741
2008	0.11760	—	0.39240	1.17000	1.68000	1.17000
2007	0.14980	0.98430	0.79590	—	1.93000	—
2006	—	1.45430	0.28570	—	1.74000	—
2005	0.08460	1.07540	—	—	1.16000	—
6.625% Series A Cumulative Preferred Shares
2010	$0.32400	$1.06004	$0.27222	—	$1.65625	—
2009	0.60224	0.65354	0.40047	—	1.65625	—
2008	0.38281	—	1.27344	—	1.65625	—
2007	0.01987	0.09151	0.21527	—	0.32665	—

(a)	Total amounts may differ due to rounding.

(b)	Non-taxable.

(c)	Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Gold, Natural Resources & Income Trust
c/o American Stock Transfer
6201 15th Avenue
Brooklyn, NY 11219
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS
THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees
Anthony J. Colavita
President,
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.
Mario d’Urso
Former Italian Senator
Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.
Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association
Michael J. Melarkey
Attorney-at-Law,
Avansino, Melarkey, Knobel & Mulligan
Salvatore M. Salibello
Certified Public Accountant,
Salibello & Broder, LLP
Anthonie C. van Ekris
Chairman, BALMAC International, Inc.
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President
Carter W. Austin
Vice President
Peter D. Goldstein
Chief Compliance Officer
Molly A.F. Marion
Vice President &Ombudsman
Laurissa M. Martire
Vice President & Ombudsman
David I. Schachter
Vice President
Agnes Mullady
Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
The Bank of New York Mellon
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
American Stock Transfer and Trust Company
Stock Exchange Listing

	Common	6.625% Preferred
NYSE Amex—Symbol:	GGN	GGN PrA
Shares Outstanding:	55,911,850	3,955,687
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting ww.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XGGNX.”
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GGN Q4/2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,300 for 2009 and $47,803 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,467 for 2009 and $22,769 for 2010. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2009 and $4,750 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I.	Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II.	Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III.	Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
-	Operations

-	Legal Department

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-	Proxy Department

-	Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV.	Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V.	Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

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proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:
-	Paying greenmail

-	Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

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at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
-	Stock split

-	Stock option or other executive compensation plan

-	Finance growth of company/strengthen balance sheet

-	Aid in restructuring

-	Improve credit rating

-	Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGERS
A portfolio team manages The Gabelli Global Gold, Natural Resources & Income Trust, (the Fund). The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.
Caesar M. P. Bryan serves as the Gold Companies Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund’s portfolio. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.
Barbara G. Marcin serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio. Ms. Marcin joined GAMCO Investors, Inc. in 1999 as a Vice President and Portfolio Manager to manage larger capitalization value style portfolios.
Vincent Hugonnard-Roche serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the covered call portion of the Fund’s portfolio. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2010. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

					Total Assets in
				No. of Accounts	Accounts where
		Total		where Advisory Fee	Advisory Fee is
Name of Portfolio Manager or		No. of Accounts		is Based on	Based on
Team Member	Type of Accounts	Managed	Total Assets	Performance	Performance
1. Caesar M.P. Bryan	Registered Investment Companies:	4	852.0M	0	0

	Other Pooled Investment Vehicles:	2	10.4M	2	10.4M

	Other Accounts:	10	64.3M	0	0

2. Barbara G. Marcin	Registered Investment Companies:	3	2.0B	1	1.9B

	Other Pooled Investment Vehicles:	1	36.0K	1	36.0K

	Other Accounts:	48	157.8M	0	0

3. Vincent Hugonnard-Roche	Registered Investment Companies:	0	0	0	0

	Other Pooled Investment Vehicles:	1	25.4M	0	0

	Other Accounts:	1	339.9K	0	0

POTENTIAL CONFLICTS OF INTEREST
As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER
The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.
OWNERSHIP OF SHARES IN THE FUND
Caesar M. P. Bryan, Barbara G. Marcin, and Vincent Hugonnard-Roche owned $10,001 — $50,000, $10,001 - $50,000 and $0, respectively, of shares of the Trust as of December 31, 2010.
(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May Yet
	Shares (or Units)	(b) Average Price Paid	Publicly Announced Plans	Be Purchased Under the Plans
Period	Purchased	per Share (or Unit)	or Programs	or Programs
Month #1 07/01/10 through 07/31/10	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 46,593,021 Preferred Series A — 3,955,687

Month #2 08/01/10 through 08/31/10	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 48,711,033 Preferred Series A — 3,955,687

Month #3 09/01/10 through 09/30/10	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 50,305,733 Preferred Series A — 3,955,687

Month #4 10/01/10 through 10/31/10	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 51,984,315 Preferred Series A — 3,955,687

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May Yet
	Shares (or Units)	(b) Average Price Paid	Publicly Announced Plans	Be Purchased Under the Plans
Period	Purchased	per Share (or Unit)	or Programs	or Programs
Month #5 11/01/10 through 11/30/10	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 54,140,475 Preferred Series A — 3,955,687

Month #6 12/01/10 through 12/31/10	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — 55,911,850 Preferred Series A — 3,955,687

Total	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	Common — N/A Preferred Series A — N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:
a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On December 3, 2010, the Board of Trustees of The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective December 3, 2010.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Gold, Natural Resources & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/10/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/10/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/10/11

*	Print the name and title of each signing officer under his or her signature.